Shareholder Proxy Voting Information (Unaudited)

On July 8, 2004, shareholders voted to approve a new Investment
Advisory Agreement between the MONY Fund, on behalf of each MONY Portfolio, and MONY America, the terms of which are substantially identical to the existing Investment Advisory Agreement with MONY America, a new Services Agreement between MONY America and MONY Life, the terms of which are substantially similar to the existing Services Agreement between MONY America and MONY Life, a new Investment Sub-Advisory Agreement between MONY America and Boston Advisors, Inc. ("Boston Advisors"), the terms of which are substantially identical to the existing Sub-Advisory Agreement with Boston Advisors and an Agreement and Plan of Conversion and Termination providing for the conversion of each MONY Portfolio into a corresponding, newly created series (each, an "EQ Portfolio" and, collectively, the "EQ Portfolios") of the EQ Advisors Trust
 ("EQ Trust") and, in connection therewith, the acquisition by such EQ Portfolio of all of the assets of such MONY Portfolio, in exchange solely for the assumption of all liabilities of such MONY Portfolio by such EQ Portfolio and shares of such EQ Portfolio, and the subsequent liquidation of such MONY Portfolio as follows:


	For the Equity Income Portfolio:


To approve the new Investment Advisory Agreement

Votes For 		    790,525.252
Votes Against           1,271.940
Votes Abstained        82,286.139
Votes Withheld	    567,130.669

To approve the new Services Agreement

Votes For 		    790,525.252
Votes Against           1,271.940
Votes Abstained        82,286.139
Votes Withheld	    567,130.669

To approve the new Investment Sub-Advisory Agreement

Votes For 		    788,125.319
Votes Against           3,671.873
Votes Abstained        82,286.139
Votes Withheld	    567,130.669

To approve the Agreement and Plan of Conversion and Termination

Votes For 		    779,990.146
Votes Against           3,671.873
Votes Abstained        90,421.312
Votes Withheld	    567,130.669









	For the Equity Growth Portfolio:


To approve the new Investment Advisory Agreement

Votes For 		    89,864.161
Votes Against            575.668
Votes Abstained       11,594.643
Votes Withheld	    68,545.528

To approve the new Services Agreement

Votes For 		    89,864.161
Votes Against            575.668
Votes Abstained       11,594.643
Votes Withheld	    68,545.528

To approve the new Investment Sub-Advisory Agreement

Votes For 		    89,864.161
Votes Against            575.668
Votes Abstained       11,594.643
Votes Withheld	    68,545.528

To approve the Agreement and Plan of Conversion and Termination

Votes For 		    89,864.161
Votes Against            575.668
Votes Abstained       11,594.643
Votes Withheld	    68,545.528



	For the Intermediate Term Bond Portfolio:


To approve the new Investment Advisory Agreement

Votes For 		    6,548,947.126
Votes Against           201,253.102
Votes Abstained         383,546.288
Votes Withheld	    4,495,299.484

To approve the new Services Agreement

Votes For 	          6,617,446.432
Votes Against           199,239.682
Votes Abstained         317,060.402
Votes Withheld	    4,495,299.484





To approve the new Investment Sub-Advisory Agreement

Votes For 		     6,540,441.278
Votes Against            199,592.023
Votes Abstained          393,713.215
Votes Withheld	     4,495,299.484

To approve the Agreement and Plan of Conversion and Termination

Votes For 		     6,484,194.196
Votes Against            223,361.981
Votes Abstained          426,190.339
Votes Withheld	     4,495,299.484


	For the Long Term Bond Portfolio:

To approve the new Investment Advisory Agreement

Votes For 		    7,821,077.525
Votes Against           218,444.326
Votes Abstained         473,269.254
Votes Withheld	    5,719,610.895

To approve the new Services Agreement

Votes For 	          7,821,118.539
Votes Against           212,433.142
Votes Abstained         479,239.424
Votes Withheld	    5,719,610.895

To approve the new Investment Sub-Advisory Agreement

Votes For 		    7,822,569.146
Votes Against           211,778.370
Votes Abstained         478,443.589
Votes Withheld	    5,719,610.895

To approve the Agreement and Plan of Conversion and Termination

Votes For 		    7,675,695.572
Votes Against           233,313.892
Votes Abstained         603,781.641
Votes Withheld	    5,719,610.895


	For the Government Securities Portfolio:

To approve the new Investment Advisory Agreement

Votes For 		    12,341,852.448
Votes Against            313,306.949
Votes Abstained          743,163.307
Votes Withheld	     9,017,375.296


To approve the new Services Agreement

Votes For 	          12,342,085.569
Votes Against            317,447.448
Votes Abstained          738,789.687
Votes Withheld	     9,017,375.296


To approve the new Investment Sub-Advisory Agreement

Votes For 		    12,311,113.599
Votes Against            323,768.118
Votes Abstained          763,440.987
Votes Withheld	     9,017,375.296


To approve the Agreement and Plan of Conversion and Termination

Votes For 		    12,126,222.865
Votes Against            387,157.945
Votes Abstained          884,941.894
Votes Withheld	     9,017,375.296


	For the Money Market Portfolio:


To approve the new Investment Advisory Agreement

Votes For 		    211,553,645.438
Votes Against          18,126,347.307
Votes Abstained        15,045,147.336
Votes Withheld	    185,849,121.919

To approve the new Services Agreement

Votes For 	          210,143,708.940
Votes Against          18,832,541.977
Votes Abstained        15,748,889.164
Votes Withheld	    185,849,121.919

To approve the new Investment Sub-Advisory Agreement

Votes For 		    211,426,486.252
Votes Against          18,304,604.585
Votes Abstained        14,994,049.244
Votes Withheld	    185,849,121.919

To approve the Agreement and Plan of Conversion and Termination

Votes For 		     201,613,896.153
Votes Against           17,916,564.310
Votes Abstained         25,194,679.618
Votes Withheld	     185,849,121.919




For the Diversified Portfolio:

To approve the new Investment Advisory Agreement


Votes For 		    169,691.067
Votes Against           3,188.978
Votes Abstained        17,442.193
Votes Withheld	    111,851.762


To approve the new Services Agreement

Votes For 		    169,691.067
Votes Against           3,188.978
Votes Abstained        17,442.193
Votes Withheld	    111,851.762


To approve the new Investment Sub-Advisory Agreement

Votes For 		    169,691.067
Votes Against           3,188.978
Votes Abstained        17,442.193
Votes Withheld	    111,851.762

To approve the Agreement and Plan of Conversion and Termination

Votes For 		    169,691.067
Votes Against           3,188.978
Votes Abstained        17,442.193
Votes Withheld	    111,851.762